UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE AT OF 1934


                Date of report (Date of earliest event reported):
                                  May 16, 2006


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-31931                                         13-3961898
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(Commission File Number)                       (IRS Employer Identification No.)


3029 West Muhammad Ali Boulevard
Louisville, Kentucky                                            40212
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)
         On May 16, 2006, the Audit Committee of the Board of Directors (the "Audit Committee") of North Atlantic Trading Company, Inc. (the "Company") dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm.

         The report of PwC on the financial statements of the Company as of December 31, 2004 and for the year then ended included an explanatory paragraph expressing substantial doubt about the Company's ability to continue as a going concern, as previously reported in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004. Except as noted in the immediately preceding sentence, the reports of PwC on the financial statements of the Company as of and for the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

         During the Company's two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through May 16, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the financial statements of the Company for such years.

         During the Company's two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through May 16, 2006, there have been no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except for a material weakness in internal control over financial reporting with respect to the valuation of deferred income tax assets as of December 31, 2004, March 31, 2005, June 30, 2005, September 30, 2005, December 31, 2005 and
March 31, 2006, as previously reported in the Company's Current Report on Form 8-K filed on August 15, 2005, Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004, Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2005, Quarterly Reports on Form 10-Q for the quarters ended June 30, 2005 and September 30, 2005, Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. On August 11, 2005, the Company concluded that its previously issued consolidated financial statements as of and for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 should be restated to correct the computation of valuation allowance for deferred tax assets for these periods.


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
         The Company concluded that it would restate such previously issued consolidated financial statements to recognize the impact of the correction. Accordingly, on August 11, 2005, the Audit Committee concluded that the Company's consolidated financial statements as of and for the year ended December 31, 2004 and as of and for the three months ended March 31, 2005 should no longer be relied upon as a result of the Company's determination to restate its consolidated financial results, as discussed above. These financial statements were restated and filed with the Securities and Exchange Commission on August 19, 2005 via a 10-K/A as of and for the year ended December 31, 2004 and a 10-Q/A as of and for the three months ended March 31, 2005. On August 11, 2005, the Audit Committee of the Board of Directors discussed the matters relating to this restatement with PwC and advised PwC the Company had determined that, as of December 31, 2004, it had a deficiency in internal controls over the valuation of deferred income tax assets. Specifically, the Company did not have adequate controls over the accounting for and the review and approval of income tax related financial statement accounts requiring a significant degree of technical knowledge related to deferred tax assets and liabilities. The Company's remediation efforts, and the Company's evaluation of its internal controls over the valuation of deferred income tax assets, are continuing. The Company has engaged an independent public accounting firm, other than the Company's auditors, with expertise in income tax accounting and is in the process of reviewing the relevant historic information to establish the expertise to accurately account for taxes within its financial statements. The Company believes the remediation of its control weakness in this area will be completed in the 2006 fiscal year. The Company has authorized PwC to respond fully to inquiries of its successor independent registered public accounting firm, McGladrey & Pullen, LLP ("McGladrey & Pullen"), concerning this material weakness in internal control over financial reporting.

         The Company has provided a copy of the above disclosures to PwC and requested that PwC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with those disclosures. PwC has provided the Company a copy of its letter, dated May 22, 2006, which is attached hereto as Exhibit 16.1.

(b)
         On May 16, 2006, the Audit Committee engaged McGladrey & Pullen as the Company's new independent registered public accounting firm, effective immediately. During the Company's two most recent fiscal years ended December 31, 2004 and December 31, 2005 and through May 16, 2006, McGladrey & Pullen was not consulted by the Company regarding (1) the application of accounting



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
principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was the subject of a disagreement or a reportable event (as those terms are defined in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K).

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         16.1 Letter, dated May 22, 2006, from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.



























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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       NORTH ATLANTIC TRADING COMPANY, INC.

                                       By: /s/ Brian C. Harriss
                                           -----------------------------------
                                       Name: Brian C. Harriss
                                       Title: Senior Vice President and
                                              Chief Financial Officer

Date: May 22, 2006
























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
                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         16.1 Letter, dated May 22, 2006, from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission.

































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